                                                                   EXHIBIT 10.qq


                           BILL OF SALE AND ASSIGNMENT

     THIS BILL OF SALE AND ASSIGNMENT (hereinafter referred to as this "AGREEMENT"), made and entered into as of the 30th day of August, 1996, by and between THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation (hereinafter referred to as "SELLER"), and OVERSEAS PARTNERS (AFC), INC., a Georgia corporation (hereinafter referred to as "PURCHASER"),

                                  WITNESSETH:

     WHEREAS, Seller is the owner of certain improved real property (hereinafter referred to as the "PROPERTY") located in the City of Atlanta, County of Fulton, State of Georgia, as more particularly described in EXHIBIT "A" attached hereto and by this reference made a part hereof; and

     WHEREAS, Seller has on even date conveyed the Property to Purchaser, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to certain personal property related to the Property as more particularly described below.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby covenant and agree as follows:

     1. PERSONALTY. Seller hereby grants, bargains, sells, conveys, transfers and delivers to Purchaser, if and to the extent transferable, all personal tangible property owned by Seller and which is located on and relates to the design, construction, ownership, use, management, leasing, maintenance, service or operation of the Property, including, without limitation, any plans, specifications, drawings, books, records, lease files, licenses, permits, certificates of occupancy, keys, office furniture, equipment and supplies, and janitorial, service, repair, maintenance equipment, machinery and supplies (hereinafter referred to collectively as the "PERSONALTY").

     2. INTANGIBLES. Seller hereby grants, bargains, sells, conveys, transfers and delivers to Purchaser, if and to the extent transferable, any rights which Seller may have in the following (hereinafter referred to collectively as the "INTANGIBLES"): any intangible assets relating to the Property or the Personalty,, including, without limitation, the name "Atlanta Financial Center" (excluding, however, (a) any tenant leases for space in the Property (which tenant leases are being assigned by Seller to Purchaser by separate instrument of even date herewith), (b) all rights of Seller under or pursuant to that certain Purchase and Sale Agreement entered into between Seller and Overseas Partners Capital Corp. dated August 9, 1996, as assigned by Overseas Partners Capital Corp. to Purchaser by instrument dated of even date herewith, concerning the purchase and sale of the Property, and (c) any claims or causes of action Seller may have against (i) any prior direct or indirect owner of all or any portion of the Property or the Personalty, (ii) any prior tenants of the Property, (iii) any current or prior manager or leasing agent of the Property, and (iv) PPG Industries, Inc., Sunbelt Glass & Aluminum, Inc., The Beck Company and Pace Construction Company, and their affiliates, relating in any way to the spandrel glass in the portion of the Property known as the "North Tower").

     3. WARRANTY OF TITLE. Seller hereby warrants and will forever defend the right and title to the Personalty and the Intangibles against, but only against, the lawful claims of all persons owning, holding or claiming by, through or under Seller, except for claims arising under or by virtue of the matters described on EXHIBIT "B" attached hereto and by this reference made a part hereof.

     4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.

     IN WITNESS WHEREOF, Seller has executed this Agreement under seal as of the date first above written.

                                             THE MUTUAL LIFE INSURANCE COMPANY
                                             OF NEW YORK, a New York corporation

                                             By:/s/ Bruce C. Fernald
                                                --------------------------------
                                                 Bruce C. Fernald
                                                 Senior Vice President
                                                 ARES Realty Capital, Inc.
                                                 Authorized Signatory

                                                 [CORPORATE SEAL]

                           LEGAL DESCRIPTION OF LAND

PHASE I

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 45 and 62, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, begin at the point formed by the intersection of the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way) with the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) and proceed thence in a northerly direction along the aforesaid easternmost right-of-way line, following the curvature thereof, a distance of 365.1 feet to an iron pin which is THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line along an arc of a curve to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 28(degree)17'14" east 48.18 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point on the aforesaid easternmost right-of-way line; proceed thence north 32(degree)20'44" east a distance of 57.74 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point on the aforesaid easternmost right-of-way line; proceed thence along an arc of a curve to the left, departing from the aforesaid easternmost right-of-way line, an arc distance of 178.88 feet, said arc being subtended by a chord 178.87 feet in length and bearing south 32(degree)44'02" east; proceed thence along an arc of a curve to the left, an arc distance of 23.09 feet to a point, said arc being subtended by a chord 23.09 feet in length and bearing south 31(degree)15'01" east; proceed thence south 31(degree)11'25" west, a distance of 26.49 feet to a point; proceed thence south 81(degree)18'35" east, a distance of 35.04 feet to a point; proceed thence south 14(degree)08'05" east, a distance of 140.56 feet to a point; proceed thence south 81(degree)21'18" east, a distance of 0.36 feet to a point; proceed thence north 31(degree)11'25" east, a distance of 366.62 feet to a point; proceed thence south 74(degree)31'03" east, a distance of 10.04 feet to a point; proceed thence north 13(degree)51'45" west, a distance of 261.95 feet to a point; proceed thence north 48(degree)03'44" west, a distance of 95.71 feet to a point located on the aforesaid easternmost right-of-way line of Peachtree Road; proceed thence along the aforesaid easternmost right-of-way line north 39(degree)15'08" east, a distance of 142.28 feet to a point; proceed thence south 13(degree)51'45" east, a distance of 1,104.35 feet to a point located



                                  EXHIBIT 'A'
on the Land Lot line common to Land Lots 45 and 46 of the 17th District of Fulton County, Georgia; proceed thence along the said common Land Lot line north 89(degree)37'06" west, a distance of 363.25 feet; proceed thence, departing from said common Land Lot line, north 12(degree)49'09" west, a distance of 218.41 feet to a point; proceed thence north 79(degree)10'45" west, a distance of
356.72 feet to a point located on the aforesaid easternmost right-of-way line of Peachtree Road, said point being the TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase I" on that certain survey by Mallett & Associates bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from R-H Building Partners, Ltd., a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York, a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to The Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108, Records of Fulton County, Georgia

(2) Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 115, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C. Carlos, George
C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

                                  EXHIBIT 'A'

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from R-H Building Partners, Ltd. a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to The Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108, aforesaid Records.

(f) Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 115, aforesaid Records.

                                  EXHIBIT 'A'

PHASE II

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way) and proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line of Peachtree Road a distance of 365.1 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence along the aforesaid easternmost right-of-way line north 55(degree)32'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easterly right-of-way line, following the curvature thereof to the right, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east; thence leave said right-of-way line and proceed in a southeasterly direction along the arc of a curve to the left, an arc distance of 171.77 feet to a point, said arc being subtended by a chord 171.77 feet in length and bearing south 32(degree)46'15" east; proceed thence in a southeasterly direction along the arc of a curve to the left, an arc distance of 14.05 feet to a point, said arc being subtended-by a chord 14.05 feet in length and bearing south 31(degree)08'45" east; proceed thence north 31(degree)11'25" east a distance of 193.49 feet to a point; proceed thence north 31(degree)11'25" east a distance of 3.77 feet to a point; proceed thence south 74(degree)31'03" east a distance of 62.79 feet to a point; proceed thence north 76(degree)11'25" east a distance of 74.14 feet to a point; proceed thence south 13(degree)51'45" east a distance of 41.61 feet; proceed thence north 74(degree)31'03" west a distance of 10.04 feet to a point; proceed thence south 31(degree)11'25" west a distance of 366.62 feet to a point; proceed thence north 81(degree)21'18" west a distance of 0.36 feet to a point; proceed thence north 14(degree)08'05" west a distance of 140.56 feet to a point;
proceed thence north 81(degree)18'35" west a distance of 35.04 feet to a point; proceed thence north 31(degree)11'25" east a distance of 26.49 feet to a point; proceed thence along the arc of a curve to the right an arc distance of 23.09 feet to a point, said arc being subtended by a chord 23.09 feet in length and bearing north 31(degree)15'01" west; proceed thence

                                  EXHIBIT 'A'
along an arc of a curve to the right an arc distance of 178.88 feet to a point, said arc being subtended by a chord 178.87 feet in length and bearing north 32(degree)44'02" west, said point being THE TRUE POINT OF BEGINNING, said tract or parcel of Land being more particularly shown as "Phase II" on that certain survey by Mallett & Associates, bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from R-H Associates Bldg. II Corp. to the Department of Transportation, dated December 22, 1986, recorded in Deed Book 10513, Page 127, aforesaid Records.

(2) Limited Warranty Deed from Two Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Associates Bldg. II Corp., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 141, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C Carlos, George C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal

                                  EXHIBIT 'A'

Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, Page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 127, aforesaid Records.

(f) Limited Warranty Deed from Two Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Associates Bldg. II Corp., to the Department of Transportation of the State of Georgia dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 141, aforesaid Records.

PHASE III

All that tract or parcel of land lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way); proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line a distance of 365.1 feet to a point; proceed thence along the aforesaid easternmost right-of-way line north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence

                                  EXHIBIT 'A'
along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance of 8.44 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)32'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the left, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 35(degree)10'06" east a distance of 74.16 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'33" east a distance of 6.36 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 10.05 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'29" east a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 24.83 feet to a point; proceed thence in a northwesterly direction along the aforesaid easternmost right-of-way line north 58(degree)48'44" west a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easterly right-of-way line north 31(degree)11'23" east a distance of 22.01 feet to a point; proceed thence in a northeasterly direction along the aforesaid easterly right-of-way line north 40(degree)58'56" east a distance of 74.76 feet to a point, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 21(degree)19'11" west a distance of 7.91 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 23(degree)34'11" east a distance of 38.38 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 40(degree)15'17" east a distance of 62.82 feet to a point; proceed thence in a northeastern direction along the aforesaid easternmost right-of-way line north 39(degree)15'08" east a distance of 49.32 feet to a point; thence leave said right-of-way line and proceed thence south 48(degree)03'44" east a distance of
95.71 feet to a point; proceed thence south 13(degree)51'45" east a distance of
220.34 feet to a point; proceed thence south 76(degree)11'25" west a distance of
74.14 feet to a point; proceed thence north 74(degree)31'03" west a distance of
62.79 feet to a point; proceed thence south 31(degree)11'25" west a distance of
3.77 feet to a point; proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 131.99 feet to a point, said arc being subtended by a chord 131.97 feet in length and bearing north 26(degree)58'00" west to a point; proceed thence north 21(degree)19'11" west a

                                  EXHIBIT 'A'
distance of 38.37 feet to a point; said point being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase III" on that certain survey prepared by Michael F. Lawler, Georgia Registered Land Surveyor no. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by that certain Limited Warranty Deed from R-H Associates Bldg. III Corp., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 222, aforesaid Records.

     TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement among Michael G. Carlos, George C. Carlos, Andrew C. Carlos and R-H Building Partners, Ltd., dated July 15, 1981, recorded at Deed Book 7903, page 165, Fulton County Records, as amended by Amendment of Parking Deck and Easement Agreement dated July 15, 1981, recorded at Deed Book 7903, page 385, said Amendment having been terminated by Agreement dated September 20, 1982, recorded at Deed Book 8255, page 475, as further amended by Second Amendment to Parking Deck and Easement Agreement dated July 18, 1985, recorded at Deed Book 9618, page 37, and Third Amendment to Parking Deck and Easement Agreement dated as of July 18, 1985, recorded in Deed Book 10290, page 389 and Declaration of Release dated December 22, 1986, recorded at Deed Book 10561, page 358, aforesaid records, as further amended by Fourth Amendment to Parking Deck and Easement Agreement dated as of August 11, 1988, recorded in Deed Book 11790, page 76, aforesaid Records.

(b) Reciprocal Easement Agreement among Atlanta Financial Center Associates, R-H Associates Bldg. II Corp. and Robinson-Humphrey Properties, Inc., dated July 18, 1985, recorded in Deed Book 9618, page 68, aforesaid records, as amended by First Amendment to Reciprocal Easement Agreement dated as of July 18, 1985, recorded at Deed Book 10290, page 411, as further amended by Declaration of Release dated December 22, 1986, recorded at Deed Book 10561, page 358, aforesaid Records, as amended by Second Amendment to Reciprocal Easement Agreement dated as of August 11, 1988, recorded in Deed Book 11790, page 69, aforesaid Records.

(c) Agreement among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, RobinsonHumphrey Properties, Inc. and Department of Transportation of State of Georgia, dated July 18, 1985, recorded at Deed Book 9618, page 145, aforesaid records, as amended by Agreement dated as of July 18, 1985, recorded at Deed Book 10290, page 289; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, page 179, aforesaid records.

                                  EXHIBIT 'A'

(d) Encroachment Easement Agreement by and between Robinson-Humphrey Properties, Inc. and Two Atlanta Financial Center Associates dated December 24, 1987, recorded at Deed Book 11269, page 265, aforesaid records.

(e) Agreement Regarding Georgia 400 Highway Extension among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, Trustees of Mony Mortgage Investors and The Mutual Life Insurance Company of New York, dated as of July 18, 1985, recorded at Deed Book 9623, page 75, aforesaid records, as amended by First Amendment to Agreement Regarding Georgia 400 Highway Extension dated as of July 18, 1985, recorded at Deed Book 10290, page 419, aforesaid records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, page 179, aforesaid records.

(f) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to Department of Transportation of State of Georgia, dated July 18, 1985, recorded at Deed Book 9618, page 288, aforesaid records, as corrected by Corrective Limited Warranty Deed dated as of July 18, 1985, recorded at Deed Book 10290, page 372, aforesaid records.

(g) Limited Warranty Deed from R-H Associates Bldg. III Corp., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, page 222, aforesaid records.

PHASE IV

All that tract or parcel of land lying and being in Land Lot 45, 17th District, City of Atlanta, Fulton County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING begin at a point formed by the intersection of the easternmost right-of-way line of Peachtree Road (a variable right-of-way being 80 feet at this point) with the northernmost right-of-way line of Highland Drive (a 50-foot right-of-way) and proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line a distance of 365.1 feet; proceed thence along the aforesaid easternmost right-of-way line, north 13(degree)43'08" east a distance of 37.39 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the right, an arc distance of 179.12 feet to a point, said arc being subtended by a chord 178.99 feet in length and bearing north 20(degree)26'46" east; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 26(degree)16'11" east a distance of 48.21 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 28(degree)17'14" east a distance of 48.18 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 30(degree)11'09" east a distance of 48.15 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 32(degree)20'44" east a distance of 57.74 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)03'02" east a distance

                                  EXHIBIT 'A'
of 8.44 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 55(degree)32'07" east a distance of 18.02 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line, following the curvature thereof to the left, an arc distance of 7.77 feet to a point, said arc being subtended by a chord 7.77 feet in length and bearing south 31(degree)52'33" east, said point being THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING THUS ESTABLISHED proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 35(degree)10'06" east a distance of 74.16 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'33" east a distance of 6.36 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 10.05 feet to a point; proceed thence in a southeasterly direction along the aforesaid easternmost right-of-way line south 58(degree)48'29" east a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'26" east a distance of 24.83 feet to a point; proceed thence in a northwesterly direction along the aforesaid easternmost right-of-way line north 58(degree)48'44" west a distance of 19 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 31(degree)11'23" east a distance of 22.01 feet to a point; proceed thence in a northeasterly direction along the aforesaid easternmost right-of-way line north 40(degree)58'56" east a distance of 74.76 feet to a point; thence leave said right-of-way line and proceed thence south 21(degree)19'11" east a distance of
38.37 feet to a point; proceed thence in a southeasterly direction along the arc of a curve to the left, an arc distance of 131.99 feet to a point, said arc being subtended by a chord 131.97 feet in length and bearing south 26(degree)58'00" east; proceed thence south 31(degree)11'25" west a distance of
193.49 feet to a point; proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 14.05 feet to a point, said arc being subtended by a chord 14.05 feet in length and bearing north 31(degree)08'45" west, proceed thence in a northwesterly direction along the arc of a curve to the right, an arc distance of 171.77 feet to a point, said arc being subtended by a chord 171.77 feet in length and bearing north 32(degree)46'15" west, said point being located on the aforesaid easternmost right-of-way line and being THE TRUE POINT OF BEGINNING, said tract or parcel of land being more particularly shown as "Phase IV" on that certain survey by Mallett & Associates bearing the seal and certification of Michael F. Lawler, Georgia Registered Land Surveyor No. 1946, prepared for Overseas Partners Capital Corp., dated December 20, 1993, last revised August 27, 1996, and bearing file no. 93153, which survey is incorporated herein by this reference.

LESS AND EXCEPT that portion of the above property conveyed by the following:

(1) Limited Warranty Deed from Robinson-Humphrey Properties, Inc to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records.

                                   EXHIBIT 'A'

(2) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, page 163, aforesaid records.

(3) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 192, aforesaid Records.

TOGETHER WITH all easements appurtenant to the above property created by the following:

(a) Parking Deck and Easement Agreement by and among Michael C. Carlos, George
C. Carlos, Andrew C. Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

(b) Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

(c) Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, Page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

                                 EXHIBIT 'A'

(d) Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

(e) Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records.

(f) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 163, aforesaid Records.

(g) Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 192, aforesaid Records

                                  EXHIBIT 'A'

                           PERMITTED TITLE EXCEPTIONS

1. All City of Atlanta ad valorem taxes subsequent to the year 1996 and all state and county ad valorem taxes subsequent to the year 1995.

2. Rights of tenants in possession pursuant to leases specifically assigned by The Mutual Life Insurance Company of New York to Overseas Partners Capital Corp.

3. All matters disclosed by the survey of the Property prepared by Michael E. Lawler, Georgia Registered Land Surveyor No. 1946, dated December 20, 1993 and last revised August 27, 1996.

4. Indenture from J. W. Walters to Stratford Arms Apartments, Inc, dated October 29, 1958, recorded in Deed Book 3389, Page 525, Records of Fulton County, Georgia

5. Sewer Easement from Beverly M. DuBose to Julian C Jett and Julia G. Jett, dated June 20, 1951, recorded in Deed Book 2661, Page 43, aforesaid Records.

6. General Utility Easement from B. M. DuBose to Georgia Power Company, dated December 27, 1949, recorded in Deed Book 2498, page 464, aforesaid Records.

7. Easement from Atlanta Financial Center Associates to Georgia Power Company, dated January 20, 1986, recorded in Deed Book 9948, Page 54, aforesaid Records.

8. Easement from Atlanta Financial Center Associates to Georgia Power Company, dated February 1, 1991, filed for record February 1, 1991 at 12:37 p.m., recorded in Deed Book 14030, Page 167, aforesaid Records.

9.   Parking Deck and Easement Agreement by and among Michael C Carlos, George
     C. Carlos, Andrew C Carlos, and R-H Building Partners, Ltd., dated July 15, 1981, recorded in Deed Book 7903, Page 165, aforesaid Records; as amended by that certain Amendment of Parking Deck and Easement Agreement, dated July 15, 1981, recorded in Deed Book 7903, Page 385, aforesaid Records (said Amendment having been terminated by Agreement dated September 20, 1982, recorded in Deed Book 8255, Page 475, aforesaid Records); as further amended by Second Amendment to Parking Deck and Easement Agreement, dated July 18, 1985, recorded in Deed Book 9618, Page 37, aforesaid Records; as further amended by that certain Third Amendment to Parking Deck and Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 389, aforesaid Records; as further amended by that certain Declaration of Release dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Fourth Amendment to Parking Deck

                                   EXHIBIT 'B'
     and Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 76, aforesaid Records.

10. Reciprocal Easement Agreement by and among Robinson-Humphrey Properties, Inc., R-H Associates Bldg. II Corp. and Atlanta Financial Center Associates, dated July 18, 1985, recorded in Deed Book 9618, Page 68, aforesaid Records; as amended by that certain First Amendment to Reciprocal Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 411, aforesaid Records; as further amended by that certain Declaration of Release, dated December 22, 1986, recorded in Deed Book 10561, Page 358, aforesaid Records; as further amended by that certain Second Amendment to Reciprocal Easement Agreement, dated as of August 11, 1988, recorded in Deed Book 11790, Page 69, aforesaid Records.

11. Agreement by and among R-H Associates Bldg. II Corp., Atlanta Financial Center Associates, Robinson-Humphrey Properties, Inc. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 145, aforesaid Records; as amended by that certain Amendment to Agreement dated as of July 18, 1985, recorded in Deed Book 10290, Page 289, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements), dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

12. Easement Agreement by and between R-H Associates Bldg. II Corp. and the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 301, aforesaid Records; as amended by that certain First Amendment to Easement Agreement, dated as of July 18, 1985, recorded in Deed Book 10290, Page 383, aforesaid Records.

13. Agreement Regarding Georgia 400 Extension, by and among R-H Associates Bldg. II Corp., Robinson-Humphrey Properties, Inc., Atlanta Financial Center Associates, MONY Mortgage Investors, and The Mutual Life Insurance Company of New York, dated July 18, 1985, recorded in Deed Book 9623, Page 75, aforesaid Records; as amended by that certain First Amendment to Agreement Regarding Georgia Highway 400 Extension, dated as of July 18, 1985, recorded in Deed Book 10290, Page 419, aforesaid Records; the interest of R-H Associates Bldg. II Corp. thereunder having been assigned to Two Atlanta Financial Center Associates by that certain Assignment and Assumption (DOT Agreements) dated July 28, 1987, recorded in Deed Book 10973, Page 179, aforesaid Records.

14. Encroachment Easement Agreement by and between Robinson-Humphrey Properties, Inc., a Georgia corporation and Two Atlanta Financial Center Associates, a Georgia general partnership, dated December 24, 1987, filed for record January 13, 1988 at 11:50 a m., recorded in Deed Book 11269, Page 265, aforesaid Records.

                                   EXHIBIT 'B'

15. Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from R-H Building Partners, Ltd., a Georgia limited partnership, as to an undivided 50% interest and The Mutual Life Insurance Company of New York a New York corporation, as to an undivided 50% interest, together doing business as Atlanta Financial Center Associates, a Georgia Joint Venture to The Department of Transportation of the State of Georgia, dated December 22, 1986, filed for record December 23, 1986 at 1:41 p.m., recorded in Deed Book 10513, Page 108, aforesaid Records.

16. Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from R-H Associates Bldg. II Corp. to the Department of Transportation, dated December 22, 1986, recorded in Deed Book 10513, Page 127, aforesaid Records.

17. Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from Atlanta Financial Center Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Building Partners, Ltd., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 am., recorded in Deed Book 12667, Page 115, aforesaid Records.

18. Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from Two Atlanta Financial Center
     Associates, a Georgia joint venture composed of The Mutual Life Insurance Company of New York and R-H Associates Bldg. II Corp., to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 141, aforesaid Records.

19. Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain limited Warranty Deed from R-H Associates Bldg. III Corp., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 222, aforesaid Records.

20. Easement contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from Robinson-Humphrey Properties, Inc. to the Department of Transportation of the State of Georgia, dated July 18, 1985, recorded in Deed Book 9618, Page 288, aforesaid Records; as corrected by that certain Corrective Warranty Deed recorded in Deed Book 10290, Page 372, aforesaid Records.

                                   EXHIBIT 'B'

21. Access Easement Agreement from Robinson-Humphrey Properties, Inc., to the Department of Transportation of the State of Georgia, dated April 4, 1989, recorded in Deed Book 12667, Page 100, aforesaid Records.

22. Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 163, aforesaid Records.

23. Easements contained in and limitations, restrictions and other matters pertaining to the use and enjoyment of the easements reserved in that certain Limited Warranty Deed from Robinson-Humphrey Properties, Inc., a Georgia corporation to the Department of Transportation of the State of Georgia, dated April 4, 1989, filed for record July 19, 1989 at 9:30 a.m., recorded in Deed Book 12667, Page 192, aforesaid Records.

24. Easement from R-H Bldg. Partners, Ltd. to Georgia Power Company dated May 24, 1982 and recorded in Deed Book 8163, Page 272, aforesaid Records.

                                  EXHIBIT 'B'